                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2006

                          SYNOVA HEALTHCARE GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                     000-51492                 91-1951171
-----------------------------        -------------           -------------------
 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


              1400 N. Providence Road, Suite 6010, Media, PA 19063
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (610) 565-7080

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         (a) On March 14, 2006, Synova Healthcare Group, Inc., a Nevada corporation (the "Company"), after consultation among management, the Company's Audit Committee and Morison Cogen LLP, the Company's independent registered public accounting firm, concluded that the Company's previously issued financial statements at and for the six months ended June 30, 2005 and the nine months ended September 30, 2005 should no longer be relied upon because of an error in recording and recognizing net revenues.

         The Company has determined that during these interim periods, the Company incorrectly recorded revenue upon shipment of product to a new major retail customer and that it should have appropriately recorded revenue upon resale of the product by the new customer. The arrangement with the new customer extended the right to return to the Company any product that was not sold or otherwise failed to meet the retail customer's expectations. Under these specific terms, the sale of product to the retail customer was then essentially contingent upon the retail customer's resale of the product. Therefore, the recognition of revenue upon actual shipment of product to such retail customer was not permitted under generally accepted accounting principles, and instead should rather be properly recognized upon the retail customer's actual resale of the product.

         After consultation with management, the Company's Audit Committee has agreed with the Company's conclusion as to the need to restate its unaudited financial statements for the periods stated above. Furthermore, the Company and the Audit Committee have discussed these issues with Morison Cogen LLP, which has concurred with the Company's conclusion that the restatements are appropriate to correct the errors described above.

         Accordingly, the Company will be required to restate these interim financial statements to properly record revenues. The Company is in the process of preparing restatements to these financial statements in accordance with generally accepted accounting principles. The Company intends to file amendments to its Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2005 and September 30, 2005 to present the restated interim financial information. At present, the Company expects that the restatement will require the previously reported information in its interim results of operations to be adjusted by the amounts set forth below:

                                                                                For the three      For the nine
                                           For the three      For the six       months ended       months ended
                                           months ended       months ended      September 30,      September 30,
         Restatement Adjustment            June 30, 2005     June 30, 2005          2005               2005
----------------------------------------   --------------    --------------     -------------      -------------
(Decrease) in net revenues..............    $  (44,723)       $   (44,723)       $ (44,159)         $  (88,882)
(Increase) in loss from operations......    $  (36,069)       $   (36,069)       $ (35,615)         $  (71,684)
(Increase) in net loss..................    $  (36,069)       $   (36,069)       $ (35,615)         $  (71,684)
(Increase) in basic net loss per share..    $    (0.01)       $     (0.00)       $   (0.01)         $    (0.01)

         Although the Company believes that the impact of this restatement will be material to its net revenues for each of the affected periods, the Company believes that, except for the three months ended June 30, 2005, the impact will be immaterial to its reported net loss during each of these periods. Therefore, the restatement will not have a material effect on the Company's balance sheet and statement of cash flows. Because this arrangement with the new retail customer commenced in the second quarter of 2005, the revenue adjustments are limited to revenues recorded in the second and third quarters of 2005 and no adjustments are being made to revenues for any prior periods.

         The disclosures contained in this Current Report on Form 8-K contain "forward-looking statements" that relate to future events. These statements can be identified by the use of forward-looking terminology such as "believes," "plans," "intend," "scheduled," "potential," "continue," "estimates," "hopes," "goal," "objective," "expects," "may," "will," "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology. No statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those inherent in determining the potential impact of the restatements described herein, and the actual results may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations as to the subject matter hereof, and, except as required by law, the Company assumes no obligation to update this information whether as a result of new information, future events or otherwise. Readers are urged to carefully review and consider the various disclosures made by us in this Form 8-K and in the Company's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks that may affect the Company's business.

         (b) Not applicable.

         (c) Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           SYNOVA HEALTHCARE GROUP, INC.



Date:  March 17, 2006                      By:  /s/ Robert L. Edwards
                                               ---------------------------------
                                               Name:  Robert L. Edwards
                                               Title: Chief Financial Officer